UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2007
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Underwriting Agreement, dated July 17, 2007
Ex-99.2 Press Release, dated July 18, 2007

Item 1.01. Entry into a Definitive Material Agreement.
     On July 17, 2007, Clinical Data, Inc. (the “Company”) entered into an underwriting agreement with Bear, Stearns & Co. Inc., and Lazard Capital Markets LLC (the “Underwriters”), pursuant to which the Company will sell 3,000,000 shares of its common stock, par value $.01 per share (the “Common Stock”) pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-143883), as supplemented by the prospectus supplements dated July 10, 2007 and July 18, 2007, respectively. Under the terms of the Underwriting Agreement, the shares of Common Stock will be sold to the Underwriters at a purchase price to the public of $21.24 (the offering price of $22.00 per share minus the Underwriters’ discount).
     The Company has granted the Underwriters a 30-day option to purchase up to 450,000 additional shares of Common Stock at the public offering price to cover over-allotments, if any. Subject to customary conditions to closing, the transactions contemplated by the Underwriting Agreement will be consummated on July 23, 2007. The Underwriting Agreement includes certain customary representations, warranties and covenants by the Company, and also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On July 18, 2007, the Company issued a press release announcing that it had priced its previously announced public offering of 3,450,000 shares of the Company’s common stock, including the Underwriters’ option to purchase up to an additional 450,000 shares of Common Stock within 30 days from the date of the Company’s final prospectus supplement to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated into this Item 7.01 by reference.
     This report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1.	Underwriting Agreement, dated July 17, 2007.

99.2.	Press Release, dated July 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: July 18, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Underwriting Agreement, dated July17, 2007.

99.2	Press Release, dated July18, 2007.